CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated May 19, 2010, relating to the financial statements and financial highlights, which appears in the March 31, 2010 Annual Report to Shareholders of Templeton BRIC Fund, which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights" and "Independent Registered Public Accounting Firm" in such Registration Statement.

/s/PRICEWATERHOUSECOOPERS LLP

San Francisco, California

May 27, 2010

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated May 19, 2010, relating to the financial statements and financial highlights, which appears in the March 31, 2010 Annual Report to Shareholders of Templeton Emerging Markets Small Cap Fund, which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights" and "Independent Registered Public Accounting Firm" in such Registration Statement.

/s/PRICEWATERHOUSECOOPERS LLP

San Francisco, California

May 27, 2010

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated May 19, 2010, relating to the financial statements and financial highlights, which appears in the March 31, 2010 Annual Report to Shareholders of Templeton Frontier Markets Fund, which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights" and "Independent Registered Public Accounting Firm" in such Registration Statement.

/s/PRICEWATERHOUSECOOPERS LLP

San Francisco, California

May 27, 2010

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated May 19, 2010, relating to the financial statements and financial highlights, which appears in the March 31, 2010 Annual Report to Shareholders of Templeton Income Fund, which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights" and "Independent Registered Public Accounting Firm" in such Registration Statement.

/s/PRICEWATERHOUSECOOPERS LLP

San Francisco, California

May 27, 2010